SP Funds S&P Global REIT Sharia ETF

SCHEDULE OF INVESTMENTS at August 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.7%
Private Equity - 0.1%
Ziraat Gayrimenkul Yatirim Ortakligi AS	294,279	$60,384

REITS - Apartments - 20.0%
AvalonBay Communities, Inc.	19,607	3,604,158
Camden Property Trust	32,992	3,550,599
Elme Communities	28,559	439,238
Equity Residential	55,207	3,579,070
Mid-America Apartment Communities, Inc.	24,512	3,559,878
		14,732,943
REITS - Diversified - 34.9%
Arena REIT	114,200	274,398
Axis Real Estate Investment Trust	509,379	205,289
Charter Hall Group	156,805	1,100,856
Citicore Energy REIT Corp.	815,886	37,033
Crown Castle, Inc.	84,835	8,525,917
Equinix, Inc.	11,461	8,955,396
IMPACT Growth Real Estate Investment Trust	215,844	82,596
Kizilbuk Gayrimenkul Yatirim Ortakligi AS (1)	8,411	7,087
MREIT, Inc.	348,481	83,212
PotlatchDeltic Corp.	26,031	1,230,225
Rayonier, Inc.	48,281	1,443,602
RL Commercial REIT, Inc.	1,301,894	111,749
Weyerhaeuser Co.	108,793	3,562,971
		25,620,331
REITS - Health Care - 0.7%
HealthCo REIT	148,898	142,722
Parkway Life Real Estate Investment Trust	128,201	364,526
		507,248
REITS - Management & Service - 0.4%
HMC Capital Ltd.	80,358	279,997

REITS - Manufactured Homes - 4.7%
Equity LifeStyle Properties, Inc.	51,932	3,477,367

REITS - Office Property - 0.0% (2)
Filinvest REIT Corp.	416,330	24,706

REITS - Regional Malls - 0.3%
IGB Real Estate Investment Trust	577,079	202,724

REITS - Storage - 11.7%
Public Storage	31,000	8,567,780

REITS - Warehouse & Industry - 26.9%
BWP Trust	159,348	381,847
EastGroup Properties, Inc.	14,466	2,598,528
First Industrial Realty Trust, Inc.	43,076	2,237,367
Innovative Industrial Properties, Inc.	9,264	808,562
Prologis, Inc.	72,406	8,992,825
Rexford Industrial Realty, Inc.	62,100	3,320,487
Terreno Realty Corp.	24,137	1,469,702
		19,809,318
Total Common Stocks
(Cost $78,943,735)		73,282,798

Total Investments in Securities - 99.7%
(Cost $78,943,735)		73,282,798
Other Assets in Excess of Liabilities - 0.3%		185,296
Total Net Assets - 100.0%		$73,468,094

REIT	Real Estate Investment Trust
(1)	Non-income producing security.
(2)	Does not round to 0.1% or (0.1)%, as applicable.

Summary of Fair Value Exposure at August 31, 2023 (Unaudited)

The SP Funds S&P Global REIT Sharia ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$73,282,798	$—	$—	$73,282,798
Total Investments in Securities	$73,282,798	$—	$—	$73,282,798

(1)	See Schedule of Investments for the industry breakout.